SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

SECOND AMENDMENT made and entered into this 14th day of February
1997, by and between JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
("Seller") and ARDEN REALTY LIMITED PARTNERSHIP ("Buyer");

WITNESSETH THAT:

	WHEREAS, Seller and Buyer executed a Purchase and Sale Agreement dated January 10, 1997, as amended by the First Amendment to Purchase and Sale Agreement dated January 31, 1997 (the "Agreement"), pursuant to which Buyer has agreed to purchase the premises known as 10780 Santa Monica Boulevard, Los Angeles, California (the
"Premises"), as more fully described in the Agreement; and

	WHEREAS, Buyer and Seller wish to amend the terms of the Agreement;

	NOW, THEREFORE, in consideration of mutual covenants hereinafter set forth, the Agreement is amended as follows:

	1.	Inspections and Approvals.  Section 4 of the Agreement is
hereby amended to extend the Review Period until 5 p.m.
P.S.T. on February 18, 1997.

	2.	Miscellaneous.  Except as hereby amended, Buyer and Seller
hereby ratify, confirm and adopt the Agreement as amended by this First Amendment. Time remains of the essence.

	IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed as of the day and year first above written.


SELLER:	                              		BUYER:

JOHN HANCOCK MUTUAL LIFE 		             ARDEN REALTY LIMITED PARTNERSHIP,
INSURANCE COMPANY		                     a Maryland limited partnership

                                  				 By:  ARDEN REALTY GROUP, INC.,
By:/s/ John M. Garrison                     a Maryland corporation,
Name:	John M. Garrison                      its sole general partner
Title: Investment Officer

                                       By:/s/ Victor J. Coleman
	                                      Name: Victor J. Coleman
                                       Title: President